UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

In light of Motorsport Games Inc. (the “Company”) continuing evaluation of its operations, on October 3, 2024, the Company determined to implement additional measures to continue to bring down its year-over-year operating expense through a reduction of the Company’s workforce primarily in the United States and the United Kingdom by approximately 24 employees and contractors. The workforce reduction is expected to impact approximately 39% of the Company’s employees worldwide. The Company expects to record a restructuring charge related to the workforce reduction, primarily consisting of severance and redundancy costs of approximately $0.2 million. The Company expects to recognize and pay out the majority of the restructuring charge in the fourth quarter of fiscal year 2024. The Company further anticipates the implementation of the workforce reduction, including cash payments, will be substantially complete by the end of the fourth quarter of fiscal year 2024, subject to legal requirements in the United States and the United Kingdom, which may extend this process beyond the fourth quarter of fiscal year 2024 in certain cases. The charges that the Company expects to incur are subject to a number of assumptions, including legal requirements in primarily the United States and the United Kingdom jurisdictions, and the actual restructuring charge may differ materially from the amount disclosed above.

Item 7.01. Regulation FD Disclosure.

On October 4, 2024, the Company issued a press release announcing that the Board of Directors has authorized management to consider strategic alternatives to maximize shareholder value, including a potential sale or merger of the Company. seeking funding that would allow it to deliver on viable opportunities including bringing Le Mans Ultimate to Sony PlayStation and Microsoft Xbox gaming consoles. Le Mans Ultimate is the official game of the FIA World Endurance Championship and the 24 Hours of Le Mans, and was released on PC platforms in early access in February 2024. The Company also announced the restructuring described in Item 2.05 above which includes headcount reductions that have been undertaken in its business as part of an ongoing initiative to reduce cash expenditure and further improve efficiency.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01. Other Events.

On October 4, 2024, the Company issued a press release announcing that the Board of Directors has authorized management to consider strategic alternatives to maximize shareholder value, including a potential sale or merger of the Company. seeking funding that would allow it to deliver on viable opportunities including bringing Le Mans Ultimate to Sony PlayStation and Microsoft Xbox gaming consoles. Le Mans Ultimate is the official game of the FIA World Endurance Championship and the 24 Hours of Le Mans, and was released on PC platforms in early access in February 2024. The Company also announced the restructuring described in Item 2.05 above, which includes headcount reductions that have been undertaken in its business as part of an ongoing initiative to reduce cash expenditure and further improve efficiency.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward looking statements. Forward-looking statements include statements regarding estimated costs related to the reduction of the Company’s workforce in the United States and the United Kingdom, expected savings resulting from such reduction and other actions, the expected timing of actions, costs and savings related to the reduction of the Company’s workforce in the United States and the United Kingdom and other actions, and the fact that the Company will incur substantially all of the costs related to such reduction in future cash expenditures. These forward-looking statements involve risks and uncertainties, and there are important factors that could cause the estimated future impact of such costs and savings and the expected timing of such actions to differ materially from the forward-looking statements, including without limitation, the risk that such costs may be greater than expected and such savings may be lower than expected; that the reduction of the Company’s workforce in the United States and the United Kingdom may adversely affect the Company’s ability to attract and retain qualified personnel and that such reduction may be distracting to employees and management; that such reduction may negatively impact the Company’s business operations and reputation; and that such reduction may not generate the intended benefits to the extent or on the timeline as expected. Additional information regarding risks and uncertainties associated with the Company’s business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements can be found in the Company’s SEC filings, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by October 4, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: October 4, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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